Exhibit 15(v) under Form N-1A
                                          Exhibit 1 under Item 601/Reg. S-K

                                   EXHIBIT AA
                                     to the
                                Distribution Plan


                          WORLD INVESTMENT SERIES, INC.
                    Federated Global Financial Services Fund
                                 Class A Shares

         This Distribution Plan is adopted by WORLD INVESTMENT SERIES, INC. with respect to the Class of Shares of Federated Global Financial Services Fund set forth above.

         In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Class A Shares of Federated Global Financial Services Fund held during the month.

         Witness the due execution hereof this 1st day of June, 1998.



                                    WORLD INVESTMENT SERIES, INC.


                                    By:  /s/ John W. McGonigle
                                    Name:  John W. McGonigle
                                    Title:  Executive Vice President




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                                   EXHIBIT BB
                                     to the
                                Distribution Plan


                          WORLD INVESTMENT SERIES, INC.
                    Federated Global Financial Services Fund
                                 Class C Shares

         This Distribution Plan is adopted by WORLD INVESTMENT SERIES, INC. with respect to the Class of Shares of Federated Global Financial Services Fund set forth above.

         In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of .75% of the average aggregate net asset value of the Class C Shares of Federated Global Financial Services Fund held during the month.

         Witness the due execution hereof this 1st day of June, 1998.



                                    WORLD INVESTMENT SERIES, INC.


                                    By:  /s/ John W. McGonigle
                                    Name:  John W. McGonigle
                                    Title:  Executive Vice President